UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 1, 2007
Aeropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31314	31-1443880
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of principal executive offices, including Zip Code)
(646) 485-5398
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 1, 2007 Aeropostale, Inc. entered into new Employment Agreements with each of Thomas P. Johnson, the Company’s Chief Operating Officer, Michael J. Cunningham, the Company’s Chief Financial Officer and Olivera Lazic — Zangas, the Company’s Director of Design. Each of the aforementioned officers of the Company were also parties to previous Employment Agreements with the Company, all of which had been filed with the United States Securities and Exchange Commission and summarized in the Company’s Proxy Statements. A summary of the material terms of each new Employment Agreement is as follows:

Thomas P. Johnson
     We entered into an employment agreement with Thomas P. Johnson, our Chief Operating Officer, on February 1, 2007 that is in effect through January 31, 2010. For fiscal 2007, Mr. Johnson receives an annual base salary of $530,000, an annual incentive bonus and medical and other benefits. Mr. Johnson has an opportunity to earn an annual bonus of up to 150% of Mr. Johnson’s then applicable base salary, dependent upon Company and individual performance. Mr. Johnson’s annual bonus is capped at one and one-half times his base salary in respect of any fiscal year. The annual bonus is payable pursuant to the terms of the Executive Incentive Bonus Plan. Upon signing of his Employment Agreement, Mr. Johnson received a grant from the Company of such number of shares of the Company’s restricted stock equating to, on the date of grant, $500,000, which restricted stock shall vest three (3) years from the date of grant.
     Mr. Johnson is entitled to participate on the same basis as other executive employees of the Company, in any pension, life insurance, health insurance, short-term disability, hospital plans and other benefit plans presently in effect. In addition, Mr. Johnson receives an automobile allowance in the amount of $8,500 per year. Mr. Johnson also receives a housing allowance of $50,000 per year.
     If we terminate Mr. Johnson’s employment without cause, if Mr. Johnson resigns his position as a consequence of a material reduction of his responsibilities that is not rescinded within fifteen days, a material breach of our agreements with him that continues more than fifteen days, or if Mr. Johnson no longer reports directly to the Company’s Chief Executive Officer, he will be entitled to receive the lesser of his base salary for the remainder of the term of the employment agreement or one and one quarter times his base salary.
     If Mr. Johnson’s employment with our company terminates prior to the end of the contract term for any of the reasons outlined in the preceding paragraph, he will be restricted from engaging in competitive activities for fifteen months after the termination date of his employment and he will also be restricted from soliciting company employees for that same period of time.
Michael J. Cunningham
     We entered into an employment agreement with Michael J. Cunningham, our Chief Financial Officer, on February 1, 2007 that is in effect through January 31, 2010. For fiscal 2007, Mr. Cunningham receives an annual base salary of $425,000, an annual incentive bonus and medical and other benefits. Mr. Cunningham has an opportunity to earn an annual bonus of up to 150% of Mr. Cunningham’s then applicable base salary, dependent upon Company and individual performance. Mr. Cunningham’s annual bonus is capped at one and one-half times his base salary in respect of any fiscal year. The annual bonus is payable pursuant to the terms of the Executive Incentive Bonus Plan. Upon signing of his Employment Agreement, Mr. Cunningham received a grant from the Company of such number of shares of the Company’s restricted stock equating to, on the date of grant, $400,000, which restricted stock shall vest three (3) years from the date of grant.
     Mr. Cunningham is entitled to participate on the same basis as other executive employees of the Company, in any pension, life insurance, health insurance, short-term disability, hospital plans and other benefit plans presently in effect. In addition, Mr. Cunningham receives an automobile allowance in the amount of $8,500 per year.
     If we terminate Mr. Cunningham’s employment without cause, if Mr. Cunningham resigns his position as a consequence of a material reduction of his responsibilities that is not rescinded within fifteen days, a material breach of our agreements with him that continues more than fifteen days, or if Mr. Cunningham no longer reports directly to the Company’s Chief Executive Officer, he will be entitled to receive the lesser of his base salary for the remainder of the term of the employment agreement or one and one quarter times his base salary.
     If Mr. Cunningham’s employment with our company terminates prior to the end of the contract term for any of the reasons outlined in the preceding paragraph, he will be restricted from engaging in competitive activities for fifteen months after the termination date of his employment and he will also be restricted from soliciting company employees for that same period of time.

Olivera Lazic — Zangas
     We entered into an employment agreement with Olivera Lazic — Zangas, our Director of Design, on February 1, 2007 that is in effect through January 31, 2010. For fiscal 2007, Ms. Lazic — Zangas receives an annual base salary of $325,000, an annual incentive bonus and medical and other benefits. Ms. Lazic — Zangas has an opportunity to earn an annual bonus of up to 100% of Ms. Lazic — Zangas’s then applicable base salary, dependent upon Company and individual performance. Ms. Lazic — Zangas’s annual bonus is capped at one and one-half times her base salary in respect of any fiscal year. The annual bonus is payable pursuant to the terms of the Executive Incentive Bonus Plan. Upon signing of his Employment Agreement, Ms. Lazic — Zangas received a grant from the Company of such number of shares of the Company’s restricted stock equating to, on the date of grant, $100,000, which restricted stock shall vest three (3) years from the date of grant.
     Ms. Lazic — Zangas is entitled to participate on the same basis as other executive employees of the Company, in any pension, life insurance, health insurance, short-term disability, hospital plans and other benefit plans presently in effect. In addition, Ms. Lazic — Zangas receives an automobile allowance in the amount of $8,500 per year.
     If we terminate Ms. Lazic — Zangas’s employment without cause, if Ms. Lazic — Zangas resigns her position as a consequence of a material reduction of her responsibilities that is not rescinded within fifteen days, or a material breach of our agreements with her that continues more than fifteen days, she will be entitled to receive the lesser of her base salary for the remainder of the term of the employment agreement or one and one quarter times her base salary.
     If Ms. Lazic — Zangas’s employment with our company terminates prior to the end of the contract term for any of the reasons outlined in the preceding paragraph, she will be restricted from engaging in competitive activities for fifteen months after the termination date of her employment and she will also be restricted from soliciting company employees for that same period of time.

ITEM 9.01	Financial Statements and Exhibits.
          C) Exhibits
          99.1 Employment agreements dated February 1, 2007 with:
               1. Thomas P. Johnson, Executive Vice President and Chief Operating Officer,
               2. Michael J. Cunningham, Executive Vice President and Chief Financial Officer, and
               3. Olivera Lazic – Zangas, Senior Vive President and Director of Design.

SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aeropostale, Inc.

/s/ Michael J. Cunningham Michael J. Cunningham
Executive Vice President — Chief Financial Officer
Dated: February 5, 2007